Exhibit 99.906 CERT

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
              ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 9/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 9, 2004
     -------------------

                                         By: /s/ Jean Bernhard Buttner
                                            ------------------------------------
                                              Jean Bernhard Buttner
                                              Chairman and President
                                    Value Line Emerging Opportunities Fund, Inc.

                                                    Exhibit 99.906 CERT

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS
              ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
              ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Emerging Opportunities Fund, Inc. (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 9/30/04 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 9, 2004
      --------------------

                                            By: /s/ David T. Henigson
                                               ---------------------------------
                                                  David T. Henigson
                                       Vice President and Secretary/Treasurer
                                    Value Line Emerging Opportunities Fund, Inc.